                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): May 12, 1998


                         IMPAC MORTGAGE HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


                                   Maryland
                (State or Other Jurisdiction of Incorporation)

        0-19861                                              33-0675505
(Commission File Number)                         (I.R.S. Employer Identification No.)

                              20371 Irvine Avenue
                      Santa Ana Heights, California 92707
         (Address of Principal Executive Offices, Including Zip Code)


                                (714) 556-0122
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

Structured Equity Shelf
-----------------------

This filing is made to effect the incorporation by reference of certain information in the Company's Post-Effective Amendment No. 3 to its Registration Statement No. 333-34137 on Form S-3, filed with the Securities and Exchange Commission, which became effective on May 8, 1998, to supply information omitted from Item 14 of the above described Registration Statement (Attached as Annex A) and to file the Sales Agency Agreement, dated May 12, 1998, between the Company and PaineWebber Incorporated (see exhibits).



ITEM 7.   EXHIBITS


     (c)  EXHIBITS

          1.1 Sales Agency Agreement, dated May 12, 1998, between the Registrant and PaineWebber, Incorporated

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

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   IMPAC MORTGAGE HOLDINGS, INC.



                                                     By:  /s/ Richard J. Johnson
                                                        ------------------------
                                                              Richard J. Johnson
                                                         Chief Financial Officer



Date: June 2, 1998

                                    ANNEX A


ITEM 14.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The estimated expenses, other than underwriting discounts and commissions, in connection with the offering of the Common Stock pursuant to the Sales Agency Agreement are:


     Registration Fee                                         $ 60,606*

     Legal Fees and Expenses                                    60,000

     Accounting Fees and Expenses                               50,000

     Blue Sky Qualification and Expenses
     including Counsel Fees                                     10,000

     American Stock Exchange Listing Fee                        17,500

     NASD Fee                                                   20,500*

     Printing and Engraving Expenses                            80,000

     Transfer and Registrar Fees                                 5,000

     Miscellaneous                                               6,394
                                                              --------
     TOTAL                                                    $310,000
                                                              ========

____________________
* Previously paid in August 1997.

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